Exhibit 10.3

GENZYME CORPORATION

(the “Company”)

[Tier I]

Performance Restricted Stock Unit Award Agreement (the “Award Agreement”)

under

Genzyme Corporation 2004 Equity Incentive Plan (the “Equity Plan”) and Senior Executive Long-Term Incentive Plan (the “LTI Plan” and together with the Equity Plan, the “Plans”)

1.                                       Plans Incorporated by Reference.  This Performance Restricted Stock Unit Award (the “Award”) is issued pursuant to the terms of the Plans (as amended or may be amended) and this Award Agreement, and may be amended as provided in the Plans.  This Award Agreement does not set forth all of the terms and conditions of the Plans, which are incorporated herein by reference. Copies of the Plans may be obtained upon written request without charge from the Shareholder Relations Department of the Company.

2.                                       Grant of Performance Vesting Restricted Stock Units (“Performance RSUs”).  The Compensation Committee of the Company’s Board of Directors (the “Committee”) has granted to you the opportunity to earn the number of Performance RSUs set forth in the Notice of Grant of Award attached to this Award Agreement based on the achievement of the Performance Measures at the end of the Performance Period specified in Exhibit A to this Award Agreement and your continued employment in accordance with the terms, conditions and restrictions set forth in this Award Agreement.  Earned Performance RSUs will be settled by delivery of one share of the Company’s common stock, $.01 par value per share (each a “Share” and together, the “Shares”) for each RSU being settled.

3.                                       Exhibit A.  The Performance Period, Performance Measures and Performance Levels for your Performance RSUs are specified on Exhibit A to this Award Agreement.

4.                                       Potential and Actual Vesting of Performance RSUs.  The number of your Performance RSUs that vest will be conditioned upon both “Performance” vesting and “Continuous Service” vesting.  As soon as practicable after the completion of the Performance Period, the Committee shall determine the actual level of attainment for each Performance Measure, and from this, your number of potential vested Performance RSUs shall be determined as described in Exhibit A (the “Performance Qualified Shares”).  The number of Performance Qualified Shares that you actually earn is conditioned and determined upon your satisfaction of the Continuous Service vesting requirements set forth in Section 5 below.

5.                                       Continuous Service Requirement.   If you have been continuously employed by (i) the Company, (ii) an Affiliate (as defined in the Equity Plan) or (iii) a corporation or other entity (or parent or subsidiary thereof) assuming this Award Agreement or issuing a substitute equity-based award pursuant to the Equity Plan (collectively, “Group”) through the date on which Performance Qualified Shares are settled with respect to the Performance Period (the “Settlement Date”), 100% of your Performance Qualified Shares determined in accordance with Section 4 above shall be earned and this Award shall be considered vested upon the Settlement Date.  Notwithstanding the foregoing sentence, if your employment with the Group terminates before the Settlement Date by reason of death, disability (in accordance with the Company’s Long Term Disability Policy or any other applicable Human Resources policy in effect at the time of your employment termination) or Retirement (as defined in the LTI Plan), then you shall earn and vest in the number of your Performance Qualified Shares, if any, multiplied by a ratio calculated by dividing (x) the number of completed months (rounded to the nearest whole number) of continuous employment actually completed by you in the Performance Period by (y) the number of months constituting the entire Performance Period.

If your employment with the Group terminates before the Settlement Date for any reason other than death, disability or Retirement, then you shall not earn any Performance Qualified Shares, you shall have no right, title or interest in and to the Shares subject to this Performance Restricted Stock Unit Award, and this Award shall terminate upon such termination of your employment.

6.                                       Change in Control. Notwithstanding anything to the contrary in Sections 4 and 5 above, if a Change in Control (as defined in the Participant’s Amended and Restated Executive Employment Agreement) occurs before the end of the Performance Period and (A) you have been continuously employed by the Group through the effective date of the Change in Control, then upon such effective date, you will immediately earn and vest in the number of Performance RSUs equal to the designated number of Performance RSUs set forth on your Notice of Grant Award multiplied by a ratio calculated by dividing (x) the number of completed months (rounded to the nearest whole number) from the beginning of the Performance Period through the effective date of the Change in Control by (y) the number of months constituting the entire Performance Period (“Change in Control Shares”); or (B) your employment with the Group terminated by reason of death, disability or Retirement during such Performance Period and before the effective date of the Change in Control, then upon such effective date, you shall earn and vest in the number of Performance RSUs equal to the designated number of Performance RSUs set forth on your Notice of Grant Award multiplied by the same ratio set forth in the last sentence of Section 5 above and the Shares to which you are entitled will be delivered at the same time as Change in Control Shares are delivered pursuant to Section 7 below.

7.                                       Delivery of Shares.  If your Performance Qualified Shares are determined to be earned in accordance with Section 5 above, or if any Change in Control Shares are determined to be earned in accordance with Section 6 above, then as soon as practicable after any such determination and in no event later than March 15th of the calendar year following the calendar year in which such determination occurs, the Company shall deliver to you the number of Shares to which you are entitled pursuant to Sections 5 or 6.

8.                                       Performance Restricted Stock Unit Award Not Transferable. This Performance Restricted Stock Unit Award is not transferable by you otherwise than by will or the laws of descent and distribution. The naming of a Designated Beneficiary does not constitute a transfer.  A “Designated Beneficiary” means the beneficiary designated by you to receive amounts due under the Award in the event of your death.  In the absence of an effective designation by you, your beneficiary will be your estate.

9.                                       Tax Matters.

(a) Withholding.  You shall pay to the Company, or make provision satisfactory to the Company for payment of any amounts required by law to be withheld with respect to the vesting of this Performance Restricted Stock Unit Award or the delivery of Shares hereunder.  The Administrator (as defined in the Equity Plan) may, in its sole discretion, require that a portion of the Shares that would otherwise have been delivered to you upon the Settlement Date be sold by you or retained by the Company to satisfy withholding and payment obligations, or in the case of any such amounts due upon vesting and prior to the Settlement Date that the number of shares payable under this Performance Restricted Stock Unit Award may be reduced to satisfy such withholding or payment obligations.  Such Shares shall be valued at the Fair Market Value (as defined in the Equity Plan) on the date of sale if sold, or vesting if retained or reduced.  All other terms of the sale or retention shall be determined by the Administrator in its sole discretion.  The Administrator may, in its sole discretion, require any other federal, state or local taxes imposed on the sale of the shares to be paid by you.  In the Administrator’s sole discretion, such additional tax obligations may be paid in whole or in part in Shares (but not in excess of the minimum withholding required by law), including Shares sold upon or retained from the vesting of this Performance Restricted Stock Unit Award, valued at their Fair Market Value on the date of sale if sold, or of vesting if retained.  Any cash proceeds resulting from a sale of Shares pursuant to this section 9 that are in excess of the taxes due shall be paid to you. The Company and its Affiliates may, to the extent permitted by law, deduct any tax obligations from any payment of any kind otherwise due to you.

(b) Section 409A.  This Performance Restricted Stock Unit Award is intended to qualify for the “short-term deferral” exemption from Section 409A and shall be construed by the Administrator accordingly.  Notwithstanding the preceding sentence, neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to you by reason of any acceleration of income, or any tax or additional tax, asserted by reason of any failure of this Award or any portion thereof to satisfy the requirements for exemption from, or compliance with, Section 409A of the Code.

(c) Section 4999.  Neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to you by reason of any tax asserted under Section 4999 of the Code.

10.                                 Rights Limited.  The Administrator, in its sole discretion, shall determine from the group of eligible persons whether an individual shall be a participant under the Plans.  Any grant made under the Plans shall be made in the sole discretion of the Committee and no prior grant shall entitle a person to any future grant.  Nothing in the Plans or any Performance Restricted Stock Unit Award will be construed as giving any person the right to continued employment or employment for a specific period with the Group, or any rights as a shareholder except as to Shares actually issued under the Equity Plan.  In no event shall the Plans, or any grant made under the Plans, form a part of an employee’s contract of employment, if any.  The loss of existing or potential profit in Performance Restricted Stock Units or Shares will not constitute an element of damages in the event of termination of employment for any reason, even if the termination is in violation of an obligation of the Group to the Participant.

11.                                 Acceptance.  Your failure to accept the terms and conditions of this Performance Restricted Stock Unit Award in accordance with the requirements of the Administrator can result in adverse consequences to you, including cancellation of the Performance Restricted Stock Unit Award.

ACKNOWLEDGED AND AGREED:

Participant Signature

Participant Name (Print)

Date

GENZYME CORPORATION

(the “Company”)

[Tier II]

Performance Restricted Stock Unit Award Agreement (the “Award Agreement”)

under

Genzyme Corporation 2004 Equity Incentive Plan (the “Equity Plan”) and Senior Executive Long-Term Incentive Plan (the “LTI Plan” and together with the Equity Plan, the “Plans”)

1.                                       Plans Incorporated by Reference.  This Performance Restricted Stock Unit Award (the “Award”) is issued pursuant to the terms of the Plans (as amended or may be amended) and this Award Agreement, and may be amended as provided in the Plans.  This Award Agreement does not set forth all of the terms and conditions of the Plans, which are incorporated herein by reference. Copies of the Plans may be obtained upon written request without charge from the Shareholder Relations Department of the Company.

2.                                       Grant of Performance Vesting Restricted Stock Units (“Performance RSUs”).  The Compensation Committee of the Company’s Board of Directors (the “Committee”) has granted to you the opportunity to earn the number of Performance RSUs set forth in the Notice of Grant of Award attached to this Award Agreement based on the achievement of the Performance Measures at the end of the Performance Period specified in Exhibit A to this Award Agreement and your continued employment in accordance with the terms, conditions and restrictions set forth in this Award Agreement.  Earned Performance RSUs will be settled by delivery of one share of the Company’s common stock, $.01 par value per share (each a “Share” and together, the “Shares”) for each RSU being settled.

3.                                       Exhibit A.  The Performance Period, Performance Measures and Performance Levels for your Performance RSUs are specified on Exhibit A to this Award Agreement.

4.                                       Potential and Actual Vesting of Performance RSUs.  The number of your Performance RSUs that vest will be conditioned upon both “Performance” vesting and “Continuous Service” vesting.  As soon as practicable after the completion of the Performance Period, the Committee shall determine the actual level of attainment for each Performance Measure, and from this, your number of potential vested Performance RSUs shall be determined as described in Exhibit A (the “Performance Qualified Shares”).  The number of Performance Qualified Shares that you actually earn is conditioned and determined upon your satisfaction of the Continuous Service vesting requirements set forth in Section 5 below.

5.                                       Continuous Service Requirement.   If you have been continuously employed by (i) the Company, (ii) an Affiliate (as defined in the Equity Plan) or (iii) a corporation or other entity (or parent or subsidiary thereof) assuming this Award Agreement or issuing a substitute equity-based award pursuant to the Equity Plan (collectively, “Group”) through the date on which Performance Qualified Shares are settled with respect to the Performance Period (the “Settlement Date”), 100% of your Performance Qualified Shares determined in accordance with Section 4 above shall be earned and this Award shall be considered vested upon the Settlement Date.  Notwithstanding the foregoing sentence, if your employment with the Group terminates before the Settlement Date by reason of death, disability (in accordance with the Company’s Long Term Disability Policy or any other applicable Human Resources policy in effect at the time of your employment termination) or Retirement (as defined in the LTI Plan), then you shall earn and vest in the number of your Performance Qualified Shares, if any, multiplied by a ratio calculated by dividing (x) the number of completed months (rounded to the nearest whole number) of continuous employment actually completed by you in the Performance Period by (y) the number of months constituting the entire Performance Period.

If your employment with the Group terminates before the Settlement Date for any reason other than death, disability or Retirement, then you shall not earn any Performance Qualified Shares, you shall have no right, title or interest in and to the Shares subject to this Performance Restricted Stock Unit Award, and this Award shall terminate upon such termination of your employment.

6.                                       Change in Control. Notwithstanding anything to the contrary in Sections 4 and 5 above, if a Change in Control (as defined in the Committee vote adopted May 29, 2002) occurs before the end of the Performance Period and (A) you have been continuously employed by the Group through the effective date of the Change in Control, then upon such effective date, you will immediately earn and vest in the number of Performance RSUs equal to the designated number of Performance RSUs set forth on your Notice of Grant Award multiplied by a ratio calculated by dividing (x) the number of completed months (rounded to the nearest whole number) from the beginning of the Performance Period through the effective date of the Change in Control by (y) the number of months constituting the entire Performance Period (“Change in Control Shares”); or (B) your employment with the Group terminated by reason of death, disability or Retirement during such Performance Period and before the effective date of the Change in Control, then upon such effective date, you shall earn and vest in the number of Performance RSUs equal to the designated number of Performance RSUs set forth on your Notice of Grant Award multiplied by the same ratio set forth in the last sentence of Section 5 above and the Shares to which you are entitled will be delivered at the same time as Change in Control Shares are delivered pursuant to Section 7 below.

7.                                       Delivery of Shares.  If your Performance Qualified Shares are determined to be earned in accordance with Section 5 above, or if any Change in Control Shares are determined to be earned in accordance with Section 6 above, then as soon as practicable after any such determination and in no event later than March 15th of the calendar year following the calendar year in which such determination occurs, the Company shall deliver to you the number of Shares to which you are entitled pursuant to Sections 5 or 6.

8.                                       Performance Restricted Stock Unit Award Not Transferable. This Performance Restricted Stock Unit Award is not transferable by you otherwise than by will or the laws of descent and distribution. The naming of a Designated Beneficiary does not constitute a transfer.  A “Designated Beneficiary” means the beneficiary designated by you to receive amounts due under the Award in the event of your death.  In the absence of an effective designation by you, your beneficiary will be your estate.

9.                                       Tax Matters.

(a) Withholding.  You shall pay to the Company, or make provision satisfactory to the Company for payment of any amounts required by law to be withheld with respect to the vesting of this Performance Restricted Stock Unit Award or the delivery of Shares hereunder.  The Administrator (as defined in the Equity Plan) may, in its sole discretion, require that a portion of the Shares that would otherwise have been delivered to you upon the Settlement Date be sold by you or retained by the Company to satisfy withholding and payment obligations, or in the case of any such amounts due upon vesting and prior to the Settlement Date that the number of shares payable under this Performance Restricted Stock Unit Award may be reduced to satisfy such withholding or payment obligations.  Such Shares shall be valued at the Fair Market Value (as defined in the Equity Plan) on the date of sale if sold, or vesting if retained or reduced.  All other terms of the sale or retention shall be determined by the Administrator in its sole discretion.  The Administrator may, in its sole discretion, require any other federal, state or local taxes imposed on the sale of the shares to be paid by you.  In the Administrator’s sole discretion, such additional tax obligations may be paid in whole or in part in Shares (but not in excess of the minimum withholding required by law), including Shares sold upon or retained from the vesting of this Performance Restricted Stock Unit Award, valued at their Fair Market Value on the date of sale if sold, or of vesting if retained.  Any cash proceeds resulting from a sale of Shares pursuant to this section 9 that are in excess of the taxes due shall be paid to you. The Company and its Affiliates may, to the extent permitted by law, deduct any tax obligations from any payment of any kind otherwise due to you.

(b) Section 409A.  This Performance Restricted Stock Unit Award is intended to qualify for the “short-term deferral” exemption from Section 409A and shall be construed by the Administrator accordingly.  Notwithstanding the preceding sentence, neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to you by reason of any acceleration of income, or any tax or additional tax, asserted by reason of any failure of this Award or any portion thereof to satisfy the requirements for exemption from, or compliance with, Section 409A of the Code.

(c) Section 4999.  Neither the Group, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to you by reason of any tax asserted under Section 4999 of the Code.

10.                                 Rights Limited.  The Administrator, in its sole discretion, shall determine from the group of eligible persons whether an individual shall be a participant under the Plans.  Any grant made under the Plans shall be made in the sole discretion of the Committee and no prior grant shall entitle a person to any future grant.  Nothing in the Plans or any Performance Restricted Stock Unit Award will be construed as giving any person the right to continued

employment or employment for a specific period with the Group, or any rights as a shareholder except as to Shares actually issued under the Equity Plan.  In no event shall the Plans, or any grant made under the Plans, form a part of an employee’s contract of employment, if any.  The loss of existing or potential profit in Performance Restricted Stock Units or Shares will not constitute an element of damages in the event of termination of employment for any reason, even if the termination is in violation of an obligation of the Group to the Participant.

11.                                 Acceptance.  Your failure to accept the terms and conditions of this Performance Restricted Stock Unit Award in accordance with the requirements of the Administrator can result in adverse consequences to you, including cancellation of the Performance Restricted Stock Unit Award.

ACKNOWLEDGED AND AGREED:

Participant Signature

Participant Name (Print)

Date

Exhibit A

2010 — 2012 Performance Restricted Stock Unit Award

The Performance Period is from January 1, 2010 through December 31, 2012.

The Performance Measures are (1) cash flow return on invested capital (“CFROI”), which comprises 50% of the Performance Restricted Stock Unit Award, and (2) relative total shareholder return measured against the performance of a relevant subset of biotechnology, medical devices and pharmaceutical companies in the S&P 500 Health Care Index (“Relative TSR”), which comprises the other 50%.

CFROI

The three-year CFROI target is:                                                                          13.1%

For performance between 85% and 100% of the CFROI target, the potential payout range is between 50% and 100% of the number of Performance RSUs associated with this Performance Measure.

Relative TSR

If Genzyme’s Relative TSR is between the 40th and 65th percentile rank, the potential payout range is between 35% and 100% of the number of Performance RSUs associated with this Performance Measure.